Exhibit 99.1

Virtu Announces Preliminary Results for Third Quarter to Date

through August 2020 and Third Quarter Conference Call Date

NEW YORK, NY, September 23, 2020 – Virtu Financial, Inc. (NASDAQ: VIRT), a leading provider of financial services and products that leverages cutting edge technology to deliver innovative, transparent trading solutions to its clients and liquidity to the global markets today announced preliminary estimates of its top line results for third quarter to date through August 31, 2020.

Quarter-to-Date Estimated Results

•	On a preliminary estimated basis, Virtu expects its results of operations for the two months ended August 31, 2020 to reflect:

o	Trading Income, net between $295 and $303 million; Adjusted Net Trading Income* between $238 and $246 million
o	Average Daily Adjusted Net Trading Income* between $5.53 and $5.72 million per day

•	July 2020 estimated results are revised to $6.50 million Average Daily Adjusted Net Trading Income (from the previously estimated range of $6.70 to $7.00 million per day)

o	Trading Income of $173 million; Adjusted Net Trading Income* of $143 million

•	August 2020 results of operations are preliminarily estimated to reflect:

o	Trading Income, net between $122 and $130 million; Adjusted Net Trading Income* between $95 and $103 million
o	Average Daily Adjusted Net Trading Income* between $4.52 and $4.90 million per day reflecting overall declines in volumes and volatility benchmarks in the U.S. and Europe

Third Quarter Conference Call

Virtu will announce its results for the third quarter 2020 on Friday, November 6, 2020 before the U.S. market opens.

The company will host a conference call to discuss the company's financial results that day at 8:30 a.m. Eastern Time (ET). A live webcast of the event will be available and archived on the Investor Relations section of the company's website at http://ir.virtu.com/events.cfm.

* Non-GAAP financial measures. Please see “Non-GAAP Financial Measures and Other Items” for more information.

The preliminary financial and other data set forth above has been prepared by, and is the responsibility of our management. The foregoing information and estimates have not been compiled or examined by our independent registered public accounting firm nor have our independent registered public accounting firm performed any procedures with respect to this information or expressed any opinion or any form of assurance of such information. In addition, the foregoing information and estimates are subject to revision as we prepare our consolidated financial statements and other disclosures as of and for the three months ended September 30, 2020, including all disclosures required by U.S. GAAP. Because we have not completed our normal quarterly closing and review procedures for the two months ended August 31, 2020, and subsequent events may occur that require material adjustments to these results, the final results and other disclosures for this period may differ materially from these estimates. These estimates should not be viewed as a substitute for full financial statements prepared in accordance with U.S. GAAP or as a measure of performance. In addition, these estimated results of operations for the two months ended August 31, 2020 are not necessarily indicative of the results to be achieved for any future period. See "Cautionary Note Regarding Forward-looking Statements." These estimated results of operations should be read together with subsequent filings and announcements, including any subsequent press release announcing the Company’s earnings for the quarter ended September 30, 2020 and our unaudited consolidated financial statements and related notes to be filed on Form 10-Q on or before November 9, 2020.

Non-GAAP Financial Measures and Other Items

To supplement our unaudited condensed consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), we use the following non-GAAP measures of financial performance:

•	"Adjusted Net Trading Income", which is the amount of revenue we generate from our market making activities, or trading income, net, plus commissions, net and technology services, plus interest and dividends income and expense, net, less direct costs associated with those revenues, including brokerage, exchange and clearance fees, net and payments for order flow. Management believes that this measurement is useful for comparing general operating performance from period to period. Although we use Adjusted Net Trading Income as a financial measure to assess the performance of our business, the use of Adjusted Net Trading Income is limited because it does not include certain material costs that are necessary to operate our business. Our presentation of Adjusted Net Trading Income should not be construed as an indication that our future results will be unaffected by revenues or expenses that are not directly associated with our market making activities.

Adjusted Net Trading Income is a non-GAAP financial measure used by management in evaluating operating performance and in making strategic decisions. Management believes that the presentation of Adjusted Net Trading Income provides useful information to investors regarding our results of operations because they assist both investors and management in analyzing and benchmarking the performance and value of our business. Adjusted Net Trading Income provides indicators of general economic performance that are not affected by fluctuations in certain costs or other items. Accordingly, management believes that this measurement is useful for comparing general operating performance from period to period. Other companies may define Adjusted Net Trading Income differently, and as a result our measures of Adjusted Net Trading Income may not be directly comparable to those of other companies. Although we use this non-GAAP financial measure as a financial measure to assess the performance of our business, such use is limited because it does not include certain material costs necessary to operate our business.

Adjusted Net Trading Income should be considered in addition to, and not as a substitute for, Net Income in accordance with U.S. GAAP as a measure of performance. Our presentation of Adjusted Net Trading Income should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items. Adjusted Net Trading Income has limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under U.S. GAAP. Some of these limitations are:

•	they do not reflect every cash expenditure, future requirements for capital expenditures or contractual commitments;
•	they are not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;
•	they do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; and
•	they do not reflect limitations on our costs related to transferring earnings from our subsidiaries to us.

Because of these limitations, Adjusted Net Trading Income is not intended as an alternative to Net Income as an indicator of our operating performance and should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. We compensate for these limitations by using Adjusted Net Trading Income along with other comparative tools, together with U.S. GAAP measurements, to assist in the evaluation of operating performance. These U.S. GAAP measurements include Net Income, cash flows from operations and cash flow data. See below a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure.

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

The following tables reconcile estimated Trading Income, net and Adjusted Net Trading Income for the two months ended August 31, 2020.

(in thousands, except percentages)	Jul 2020
Estimate
Reconciliation of Trading income, net to Adjusted Net Trading Income
Trading income, net	$173
Commissions, net and technology services	47
Interest and dividends income	1
Brokerage, exchange, clearance fees and payments for order flow, net	(73)
Interest and dividends expense	(5)
Adjusted Net Trading Income	$143

(in thousands, except percentages)	Aug 2020
	Range
Reconciliation of Trading income, net to Adjusted Net Trading Income
Trading income, net	$122	-	130
Commissions, net and technology services	35	-	42
Interest and dividends income	1	-	1
Brokerage, exchange, clearance fees and payments for order flow, net	(58)	-	(63)
Interest and dividends expense	(5)	-	(7)
Adjusted Net Trading Income	$95	-	103

(in thousands, except percentages)	Jul - Aug 2020
	Range
Reconciliation of Trading income, net to Adjusted Net Trading Income
Trading income, net	$295	-	303
Commissions, net and technology services	82	-	89
Interest and dividends income	2	-	2
Brokerage, exchange, clearance fees and payments for order flow, net	(131)	-	(136)
Interest and dividends expense	(10)	-	(12)
Adjusted Net Trading Income	$238	-	246

About Virtu Financial, Inc.

Virtu is a leading financial services firm that leverages cutting-edge technology to provide execution services and data, analytics and connectivity products to its clients and deliver liquidity to the global markets. Leveraging its global market making expertise and infrastructure, Virtu provides a robust product suite including offerings in execution, liquidity sourcing, analytics and broker-neutral, multi-dealer platforms in workflow technology.  Virtu’s product offerings allow clients to trade on hundreds of venues across 50+ countries and in multiple asset classes, including global equities, ETFs, foreign exchange, futures, fixed income and myriad other commodities.  In addition, Virtu’s integrated, multi-asset analytics platform provides a range of pre and post-trade services, data products and compliance tools that clients rely upon to invest, trade and manage risk across global markets.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding Virtu Financial, Inc.’s (“Virtu’s”, the “Company’s” or “our”) business that are not historical facts are forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within Virtu’s control, that could cause actual performance or results to differ materially from those expressed in the statements. Those risks and uncertainties include, without limitation: fluctuations in trading volume and volatilities in the markets in which we operate; the ability of our trading counterparties and various clearing houses to perform their obligations to us; the performance and reliability of our customized trading platform; the risk of material trading losses from our market making activities; swings in valuations in securities or other instruments in which we hold positions; increasing competition and consolidation in our industry; the effect of the acquisition of Investment Technology Group, Inc. (“ITG”) on existing business relationships, operating results, and ongoing business operations generally; the significant costs and significant indebtedness that we have incurred and expect to incur in connection with the acquisition of ITG; the risk that we may encounter significant difficulties or delays in integrating the two businesses and the anticipated benefits, cost savings and synergies or capital release may not be achieved; the assumption of potential liabilities relating to ITG's business; the risk that cash flow from our operations and other available sources of liquidity will not be sufficient to fund our various ongoing obligations, including operating expenses, capital expenditures, debt service and dividend payments; regulatory and legal uncertainties and potential changes associated with our industry, particularly in light of increased attention from media, regulators and lawmakers to market structure and related issues; potential adverse results from legal or regulatory proceedings; our ability to remain technologically competitive and to ensure that the technology we utilize is not vulnerable to security risks, hacking and cyber-attacks; and risks associated with third party software and technology infrastructure. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, see Virtu’s Securities and Exchange Commission (“SEC”) filings, including but not limited to Virtu’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

Contact:

Investor Relations	Media Relations
Deborah Belevan, IRC, CPA	Andrew Smith
investor_relations@virtu.com	media@virtu.com

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